UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Commission File Number 000-14294

New Jersey	22-2545165
(State of Incorporation)	(IRS Employer Identification No.)

55 Union Boulevard
Totowa, New Jersey 07512
(Address of Principal Executive Offices and Zip Code)

(973) 942-1111
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

In connection with the closing on July 1, 2008 of the transactions contemplated by the Agreement and Plan of Merger, dated as of March 19, 2008, by and between Greater Community Bancorp and Valley National Bancorp, Greater Community Bancorp has entered into a First Supplemental Indenture, dated as of July 1, 2008, by and among Wilmington Trust Company, as Trustee, Valley National Bancorp, and Greater Community Bancorp.

Pursuant to the First Supplemental Indenture, Valley National Bancorp (i) assumed all obligations of Greater Community Bancorp under the Junior Subordinated Indenture, dated as of July 2, 2007, pursuant to which Greater Community Bancorp issued U.S. $24,743,000.00 of its Floating Rate Junior Subordinated Notes due July 30, 2037, and (ii) succeeded to Greater Community Bancorp, and agreed to perform Greater Community Bancorp’s obligations, with the same effect as if Valley National Bancorp had originally been named (a) as the Company in the Junior Subordinated Indenture, (b) as the Depositor in the Amended and Restated Trust Agreement of GCB Capital Trust III, dated as of July 2, 2007, and (c) as the Guarantor in the Guarantee Agreement, dated as of July 2, 2007, between Greater Community Bancorp and Wilmington Trust Company, as Guarantee Trustee.

The full text of the First Supplemental Indenture, the Junior Subordinated Indenture, the Amended and Restated Trust Agreement and the Guarantee Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3, and 4.4, respectively, and are incorporated herein by reference.  See the discussion in Item 8.01 below, which is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

See the discussion in Item 8.01 below, which is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

See the discussion in Item 8.01 below, which is incorporated herein by reference.

Item 8.01  Other Events.

Pursuant to the Agreement and Plan of Merger, dated as of March 19, 2008, by and between Greater Community Bancorp and Valley National Bancorp, Greater Community Bancorp was merged with and into Valley National Bancorp (the “Merger”) , effective at 12:01 a.m. on July 1, 2008.  Immediately following the effective time of the Merger, Greater Community Bank, a wholly-owned subsidiary of Greater Community Bancorp, was merged with and into Valley National Bank, a wholly-owned subsidiary of Valley National Bancorp.

In the Merger, each then outstanding share of Greater Community Bancorp common stock was automatically converted into and became the right to receive (i) 0.9975 shares of Valley National Bancorp common stock and (ii) 0.105 of a warrant to purchase Valley National Bancorp common stock, plus cash in lieu of fractional shares and fractional warrants.  Immediately prior to the Merger and pursuant to the Agreement and Plan of Merger, Greater Community Bancorp exchanged each then outstanding option to purchase Greater Community Bancorp common stock for cash.

Upon the completion of the Merger, Greater Community Bancorp filed with the Securities and Exchange Commission a request to deregister all outstanding shares of Greater Community Bancorp common stock on Form 15, and requested that the NASDAQ Stock Market LLC file with the Securities and Exchange Commission an application on Form 25 to strike the Greater Community Bancorp common stock from listing and registration on the NASDAQ Global Select Market. The NASDAQ Stock Market has confirmed that such filing has been made.

In connection with the completion of the Merger, Valley National Bancorp issued a press release in the form filed as Exhibit 99.1 attached hereto and which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed with this Report and are attached hereto:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 19, 2008, between Valley National Bancorp and Greater Community Bancorp (incorporated by reference to Exhibit 2.1 to Form 8-K filed on March 20, 2008).

4.1	First Supplemental Indenture, dated as of July 1, 2008, among Wilmington Trust Company, as Trustee, Valley National Bancorp, and Greater Community Bancorp.

4.2
Junior Subordinated Indenture, dated as of July 2, 2007, between Greater Community Bancorp and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.7 to Form 10-Q filed on August 9, 2007).

4.3
Amended and Restated Trust Agreement, dated as of July 2, 2007, among Greater Community Bancorp, as Depositor, WilmingtonTrust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein (incorporated by reference to Exhibit 4.8 to Form 10-Q filed on August 9, 2007).

4.4
Guarantee Agreement, dated as of July 2, 2007, between Greater Community Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit 4.9 to Form 10-Q filed on August 9, 2007).

99.1	Press release of Valley National Bancorp, dated July 1, 2008, announcing the completion of the merger of Greater Community Bancorp with and into Valley National Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	VALLEY NATIONAL BANCORP
(as successor to Greater Community Bancorp)

	By:	/s/ Alan D. Eskow
	Name:	Alan D. Eskow
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 19, 2008, between Valley National Bancorp and Greater Community Bancorp (incorporated by reference to Exhibit 2.1 to Form 8-K filed on March 20, 2008).

4.1	First Supplemental Indenture, dated as of July 1, 2008, among Wilmington Trust Company, as Trustee, Valley National Bancorp, and Greater Community Bancorp.

4.2
Junior Subordinated Indenture, dated as of July 2, 2007, between Greater Community Bancorp and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.7 to Form 10-Q filed on August 9, 2007).

4.3
Amended and Restated Trust Agreement, dated as of July 2, 2007, among Greater Community Bancorp, as Depositor, WilmingtonTrust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein (incorporated by reference to Exhibit 4.8 to Form 10-Q filed on August 9, 2007).

4.4
Guarantee Agreement, dated as of July 2, 2007, between Greater Community Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit 4.9 to Form 10-Q filed on August 9, 2007).

99.1	Press release of Valley National Bancorp, dated July 1, 2008, announcing the completion of the merger of Greater Community Bancorp with and into Valley National Bancorp.